SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): September 22, 1997





                      PEOPLES SAVINGS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




       Pennsylvania                   0-22812           25-1720517
-----------------------------     ----------------    ----------------
(State or other jurisdiction       (SEC File No.)      (IRS Employer
     of incorporation)                                 Identification
                                                          Number)




173 Main Street, Ridgway, Pennsylvania                   15853-1096
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(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:    (814) 773-3195
                                                       --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      PEOPLES SAVINGS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         The Registrant announced earnings for the year ended June 30, 1997, that the Board had declared a $.25 per share cash dividend, and that the Board is seeking to enhance shareholder value.

         For further details, reference is made to the Press Release dated September 22, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------------------------

Exhibit 99 -- Press Release dated September 22, 1997.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PEOPLES SAVINGS FINANCIAL CORPORATION



Date: September 25, 1997           By: /s/Glenn R. Pentz, Jr.
      ------------------               -----------------------------------------
                                       Glenn R. Pentz, Jr.
                                       Chief Financial Officer